
BAK
BAK BATTERY

China BAK

Lean and Focused

Feb 2008

BAK

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This presentation includes or incorporates by reference statements that constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements relate to future events or to our future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. These statements include, but are not limited to, information or assumptions about revenues, gross profit, expenses, income, capital and other expenditures, financing plans, capital structure, cash flow, liquidity, management's plans, goals and objectives for future operations and growth. In some cases, you can identify forward-looking statements by the use of words such as "may," "could," "expect," "intend," "plan," "seek," "anticipate," "believe," "estimate," "predict," "potential," "continue," or the negative of these terms or other comparable terminology. You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could materially affect actual results, levels of activity, performance or achievements.

BAK




US $ M
$250
$200
$150
$100
$50
$0
$20
$64
$102
$144
$146
$210
FY 03
FY 04
FY 05
FY 06
FY 07
FY 08 E

For the fiscal years ended September 30


BAK
BAK BATTERY

- ✓ Rev. $53M, a record; up 21% vs. Q407
- ✓ HP "on schedule"; positive product mix shift continued
- ✓ Gross margin stabilizing; headcount reduced by 12%; DSO, Inventory turns improved
- ✓ Improved cash position and strengthened capital structure through $14M PIPE
- ✓ Challenges: Rising material costs; high depreciation

BAK

Q4FY07 $44M

Q1FY08 $53M


Aluminum Case
Steel Case
Packs
High Power
Cylindrical
Polymer



Li-ion
Rechargeable
Batteries
Notebook Computers
PDAs
Digital Cameras
Cell phones
Bluetooth Headsets
Hybrid-electric vehicles
MP3/Portable Entertainment
Uninterruptible Power Supply
Light-electric vehicles
BAK


BAK
BAK BATTERY



- ✓ China BAK is the only Chinese manufacturer with commercial production
- ✓ Major source of growth: now 5% of Rev; will account for 50% by 09
- ✓ Customers
  - Shipping to several battery pack manufacturers
  - Letter of Intent signed with HP in Aug 07





BAK


BAK
BAK BATTERY



- ✓ Utilized for small-format batteries customized in size and shape for specific applications
- ✓ Now accounting for 10% of Rev.
- ✓ Aggressively targeting OEM customers
- ✓ Current applications include:
  - MP3 players
  - Bluetooth headsets
  - Ultra-light cell phones



BAK


BAK
BAK BATTERY



- ✓ Currently 85% of Rev.
- ✓ Replacement market unique to China
  - Cell phones are sold and resold through an existing distribution network – not disposed of like in the US, creating strong demand for replacement batteries
  - BAK has 60%+ share of this replacement battery cell market
- ✓ OEM market in China
  - Lenovo, China Tech Faith Wireless, UTStarcom, SIM Technology Group, Longcheer Technology, Hisense
  - Qualification underway with international Tier 1 OEM's

BAK


BAK
BAK BATTERY



- **Xiangqian Li, Chairman and CEO**
  - Visionary leader in China Li-ion battery industry
  - Led CBAK since founding; full time, operating CEO
- **Tony Shen, CFO**
  - Former CFO at eLong Inc (Nasdaq: LONG), led eLong to its first quarter of operating profit
  - Directed comprehensive cost/expense reduction efforts
- **Dr. Henry Mao, Director, COO and CTO**
  - Significant expertise in Li-ion technology; widely published technological author; holder of 7 US patents in Li-ion
  - Successful tenure as CTO at Lishen and senior engineering position at NEC Moli Energy

BAK